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                                                               EXHIBIT 10.34


                                   AGREEMENT
                                   ---------

     THIS AGREEMENT (the "Agreement") is made and entered as of the twenty-third day of October, 1997, by and between HORIZON GROUP, INC., a Michigan corporation ("HGI"), HORIZON/GLEN OUTLET CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership ("H/G Partnership", together with HGI, "Horizon"), and NORMAN PERLMUTTER ("Perlmutter").

     WHEREAS, HGI is the sole general partner of H/G Partnership, and H/G Partnership is a developer, owner and operator of manufacturer outlet centers throughout the United States;

     WHEREAS, Perlmutter has served as the unpaid Chairman of the Board of HGI;

     WHEREAS, Perlmutter has made a most significant contribution to HGI by the advice and counsel that he has given as Chairman of the Board;

     WHEREAS, Perlmutter has been instrumental in the exploration of strategic alternatives and counsel relating to several principal financing transactions, including among other transactions, Horizon's loan from Lehman Brothers (the "Lehman Loan Agreement") and the refinancing of pre-existing bank debt;

     WHEREAS, the HGI Board of Directors wishes to be assured that Horizon will continue to have the benefit of Perlmutter's expertise and experience from and after January 1, 1998 (the "Effective Date");

     WHEREAS, pursuant to the terms and conditions of the Lehman Loan Agreement the failure of Perlmutter to continue to serve as the Chairman of the Board of HGI, without the prior written consent of Lehman, constitutes an event of default under such agreement; and

     WHEREAS, Perlmutter is willing from and after the Effective Date to serve as Chairman of the Board, if so elected, for a period equal to the shorter of
(i) three (3) years and (ii) the date on which the failure of Perlmutter to serve as Chairman of the Board shall not cause a default under the Lehman Loan Agreement (the "Termination Date").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

     1. CHAIRMAN OF THE BOARD. From and after the Effective Date, Perlmutter agrees to serve as Chairman of the Board (with the usual duties of a Chairman of the Board), if so elected, until the Termination Date.



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     2.    COMPENSATION.

           (a) Horizon shall pay to Perlmutter a fee for agreeing to serve and serving as Chairman of the Board of HGI in the aggregate amount of One Million Dollars ($1,000,000) which shall be paid in three equal annual installments, the first of which is to be paid on the Effective Date, with the subsequent payments being made on January 1, 1999 and January 1, 2000 (each a "Payment Date"). The payment of each installment shall be made by Horizon by wire transfer in immediately available funds on each Payment Date to an account of Perlmutter designated in writing to Horizon by Perlmutter.

           (b) In the event that the Termination Date occurs prior to January 1, 2000 all outstanding installments not previously paid shall automatically become immediately due and payable and shall be paid to Perlmutter on the Termination Date.

           (c) Such fee shall be paid notwithstanding Perlmutter's death or disability, whether temporary or permanent and whether occurring prior to or after the Effective Date, it being understood that the value of Perlmutter's services is not to be measured by the amount of time Perlmutter spends engaged in activities as Chairman of the Board of HGI or by his unavailability by reason of death or disability.

     3. RELATIONSHIP OF HGI AND PERLMUTTER. It is the intention and understanding of the parties hereto that nothing contained herein shall be deemed or construed to create the relationship of employer and employee as between Horizon and Perlmutter.

     4. DIRECTORS AND OFFICERS LIABILITY INSURANCE. Horizon hereby covenants and agrees to maintain customary directors and officers liability insurance which is satisfactory in form and substance to Perlmutter and his counsel.

     5. INDEMNIFICATION. HGI hereby covenants and agrees to maintain the indemnification provisions as currently included in its By-laws until the terms and conditions of this agreement have been satisfied.

     6. NOTICES. Any notice to Horizon required or permitted under this Agreement shall be given in writing to Horizon, either by personal service, by registered or certified mail, postage prepaid, or by facsimile transmission with answer back confirmation, duly addressed to the Chief Executive Officer of Horizon at its then principal place of business. Any such notice to Perlmutter shall be given in a like manner and, if mailed, shall be addressed to Perlmutter at his address then shown in the files of Horizon. For the purpose of determining compliance with any time limit herein, a notice, if sent by mail, shall be deemed given on the date it is deposited in the United States mail plus three (3) days.


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     7.    MISCELLANEOUS PROVISIONS.

           (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding on Horizon and its successors and assigns. The obligations of Horizon under this Agreement shall be assumed by any other corporation or other business entity (the "Successor") which succeeds to all or substantially all of the business of Horizon through merger, consolidation, corporate reorganization or by acquisition of all or a majority of the assets of Horizon.

           (b) SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any court of competent jurisdiction shall find any provision of this Agreement to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

           (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware with regard to conflicts of law principles thereof.

           (d) WAIVER. Waiver by any of the parties of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision of this Agreement.

           (e) ATTORNEYS' FEES. The prevailing party in any litigation instituted to enforce this Agreement shall, in addition to any other remedies, be entitled to be reimbursed by the other party for all expenses of such litigation, including reasonable attorneys' fees. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

           (f) ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties with respect to the subject matter of this Agreement.

           (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which taken together shall be deemed to constitute one original.

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     IN WITNESS WHEREOF, the parties hereto have entered into and executed this
Agreement as of the date first above written.

                                           HORIZON GROUP, INC.,
                                           a Michigan corporation


                                           By: /s/ James S. Wassel
                                               --------------------------------
                                               Name: James S. Wassel
                                                    ---------------------------
                                               Its:  President
                                                    ---------------------------

                                           HORIZON/GLEN OUTLET CENTERS  LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership

                                           By: HORIZON GROUP, INC., a Michigan
                                           corporation, its sole General
                                           Partner


                                           By: /s/ James S. Wassel
                                               -------------------------------
                                               Name: James S. Wassel
                                                    --------------------------
                                               Its:  President
                                                   ---------------------------


                                           NORMAN PERLMUTTER


                                           /s/ Norman Perlmutter
                                           -----------------------------------



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